UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by Registrant ☒     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

LIBERTY ALL-STAR GROWTH FUND, INC.
(name of Registrant as Specified in its Charter)

ALPS FUND SERVICES, INC. Attn: Tane Tyler 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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1290 Broadway, Suite 1100 Denver, CO 80203

Dear Stockholder:

We recently sent you proxy materials regarding the Annual Meeting of Stockholders of Liberty All-Star Growth Fund, Inc. (the “Growth Fund”) scheduled to be held on July 30, 2012. However, after careful review, the Board of Directors, including all of the independent directors, wishes to amend Proposal 1 to include an additional Director, Edmund J. Burke, for re-election. Therefore, the Board of Directors wishes to amend the Notice and Proxy Statement of the Annual Meeting of Stockholders for the Growth Fund as follows:

Supplement to the Notice and Proxy Statement dated July 16, 2012

•	The following disclosure replaces similar disclosure on the Notice:

1.	To elect three Directors of the Growth Fund (Proposal 1);

•	The following disclosure replaces similar disclosure on page 1 of the proxy statement:

The Meeting is being held to vote on the election of three Directors to the Board and a stockholder proposal.

•	The following disclosure replaces similar disclosure on page 2 of the proxy statement:

Shares of the Fund represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given when the enclosed proxy is executed and returned, the enclosed proxy will be voted for the election of each of Thomas W. Brock, John J. Neuhasuer, and Edmund J. Burke to hold office until final adjournment of the Annual Meeting of Stockholders of the Fund for 2015 (or special meeting in lieu thereof).

The Board of Directors unanimously recommends you vote in favor of the nominees for Director as detailed in your Proxy Statement and Supplement. Please vote FOR all nominees. Also, as a result of the lack of voter participation, the Growth Fund intends to adjourn the meeting until no later than August 22nd at 9:00 a.m. Eastern Time to give stockholders additional time to consider all of the nominees and the stockholder proposal. The Growth Fund may further adjourn the meeting to later dates. If you have already voted, we thank you for your prompt response. If you have not voted, we encourage you to do so without delay. We have included an updated proxy card to assist you. In the event that two voted proxies are received from you, the one bearing the latest date will be counted, as it automatically revokes all prior proxies.

Thank you for voting!

Sincerely,

William R. Parmentier, Jr,

President

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on July 30, 2012.

Vote by Internet • Go to www.envisionreports.com/ASG • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed.

1. To Elect (3) Directors of the Fund:	For	Withhold	For Withhold For Withhold	+
01 - Thomas W. Brock	☐	☐	02 - John J. Neuhauser ☐ ☐ 03 - Edmund J. Burke ☐ ☐

The Board of Directors recommends that you vote AGAINST proposal 2.

For Against Abstain
2. Stockholder proposal presented under the heading “Stockholder Proposal” in the accompanying proxy statement.		☐ ☐ ☐

B	Non-Voting Items
Change of Address — Please print your new address below.		Comments — Please print your comments below.	Meeting Attendance
			Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign
Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — LIBERTY ALL-STAR GROWTH FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William R. Parmentier and Mark T. Haley, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Liberty All-Star Growth Fund, Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of the Fund, One Financial Center, 15th Floor, Boston, Massachusetts on Monday, July 30, 2012 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no instructions are marked on a proxy card, the proxy holders will cast such votes FOR the election of the nominees for Director (Proposal 1), AGAINST the stockholder proposal (Proposal 2) and in their discretion as to any other business that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Items to be voted appear on reverse side.)